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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated December 27, 1999 included in SatCon Technology Corporation's Form 10-K for the year ended September 30, 1999 and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP


Boston, Massachusetts

February 8, 2000